                                                                      EXHIBIT 25

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                             ---------------------

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                         PURSUANT TO SECTION 305(b)(2)
                             ---------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

                                   13-5160382
                      (I.R.S. employer identification no.)

                    48 WALL STREET, NEW YORK, NEW YORK 10286
              (Address of principal executive offices) (Zip Code)
                             ---------------------

                              THE BANK OF NEW YORK
                            10161 CENTURION PARKWAY
                          HIGHWOODS CENTER, 2ND FLOOR
                          JACKSONVILLE, FLORIDA 32256
                           ATTN: MS. SANDRA CARREKER
                                 (904) 998-4700
           (Name, address and telephone number of agent for service)
                             ---------------------

                          ROYAL CARIBBEAN CRUISES LTD.
              (Exact name of obligor as specified in its charter)

        REPUBLIC OF LIBERIA                98-0081645
  (State or other jurisdiction of        (IRS employer
   incorporation or organization)     identification no.)

                               1050 CARIBBEAN WAY
                              MIAMI, FLORIDA 33132
                                 (305) 539-6000
         (Address and telephone number of principal executive offices)

                             ---------------------

                                DEBT SECURITIES
                      (Title of the indenture securities)

1. GENERAL INFORMATION.

     Furnish the following information as to the trustee --

          Name and address of each examining or supervising authority to which it is subject.

        SUPERINTENDENT OF BANKS OF THE STATE OF NEW YORK
        2 RECTOR STREET
        NEW YORK, N.Y. 10006, AND ALBANY, N.Y. 12203

        FEDERAL RESERVE BANK OF NEW YORK
        33 LIBERTY PLAZA
        NEW YORK, N.Y. 10045

        FEDERAL DEPOSIT INSURANCE CORPORATION
        WASHINGTON, D.C. 20429

        NEW YORK CLEARING HOUSE ASSOCIATION
        NEW YORK, N.Y.

          Whether it is authorized to exercise corporate trust powers.

          YES.

2. AFFILIATIONS WITH OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     NONE. (SEE NOTE ON PAGE 4.)

3-15 NOT APPLICABLE

16. LIST OF EXHIBITS.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

     (1) A copy of the Organization Certificate of the Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     (4) A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     (6) The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration No. 33-44051.)

     (7) A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                      NOTE

     Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Jacksonville and the State of Florida, on the 13th day of October, 1999.

                                          THE BANK OF NEW YORK

                                          By:
                                            ------------------------------------
                                                   Sandra Carreker, Agent

                             EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of Royal Caribbean Cruises LTD. Debt Securities, The Bank of New York hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                          THE BANK OF NEW YORK

                                          By:      /s/ SANDRA CARREKER
                                            ------------------------------------
                                                   Sandra Carreker, Agent

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Jacksonville and the State of Florida, on the 13th day of October, 1999.

                                          THE BANK OF NEW YORK

                                          By:      /s/ SANDRA CARREKER
                                            ------------------------------------
                                                   Sandra Carreker, Agent

                             EXHIBIT 7 TO FORM T-1

                      CONSOLIDATED REPORT OF CONDITION OF
                              THE BANK OF NEW YORK
                    OF 48 WALL STREET, NEW YORK, N.Y. 10286

     And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business June 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                           DOLLAR AMOUNTS
                                                                            IN THOUSANDS
                                                                           --------------
ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin....................    $ 5,597,807
  Interest-bearing balances.............................................      4,075,775
Securities:
  Held-to-maturity securities...........................................        785,167
  Available-for-sale securities.........................................      4,159,891
  Federal funds sold and securities purchased under agreements to
     resell.............................................................      2,476,963
Loans and lease financing receivables:
  Loans and leases, net of unearned income..................  38,028,772
  LESS: Allowance for loan and lease losses.................     568,617
  LESS: Allocated transfer risk reserve.....................      16,352
  Loans and leases, net of unearned income and allowance and reserve....     37,443,803
Assets held in trading accounts.........................................      1,563,671
Premises and fixed assets (including capitalized leases)................        683,587
Other real estate owned.................................................         10,995
Investments in unconsolidated subsidiaries and associated companies.....        184,661
Customers' liability to this bank on acceptances outstanding............        812,015
Intangible assets.......................................................      1,135,572
Other assets............................................................      5,607,019
                                                                            -----------
          Total assets..................................................    $64,536,926
                                                                            ===========

                                                                           DOLLAR AMOUNTS
                                                                            IN THOUSANDS
                                                                           --------------
LIABILITIES
Deposits:
  In domestic offices...................................................    $26,488,980
  Noninterest-bearing...................................................     10,626,811
  Interest-bearing......................................................     15,862,169
  In foreign offices, Edge and Agreement subsidiaries, and IBFs.........     20,655,414
  Noninterest-bearing...................................................        156,471
  Interest-bearing......................................................     20,498,943
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and
  Agreement subsidiaries, and in IBFs:
  Federal funds purchased...............................................      3,729,439
Demand notes issued to the U.S. Treasury................................        257,860
Trading liabilities.....................................................      1,987,450
Other borrowed money:
  With remaining maturity of one year or less...........................        496,235
  With remaining maturity of more than one year through three years.....            465
  With remaining maturity of more than three years......................         31,080
Bank's liability on acceptances executed and outstanding................        822,455
Subordinated notes and debentures.......................................      1,308,000
Other liabilities.......................................................      2,846,649
                                                                            -----------
          Total liabilities.............................................     58,624,027
                                                                            ===========
EQUITY CAPITAL
Common stock............................................................      1,135,284
Surplus.................................................................        815,314
Undivided profits and capital reserves..................................      4,001,767
Net unrealized holding gains (losses) on available-for-sale
  securities............................................................         (7,956)
Cumulative foreign currency translation adjustments.....................        (31,510)
                                                                            -----------
          Total equity capital..........................................      5,912,899
                                                                            -----------
          Total liabilities and equity capital..........................    $64,536,926
                                                                            ===========

     I, Thomas J. Masiro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Masiro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

     Thomas A. Renyi
     Gerald L. Hassell
     Allen R. Griffith
                      Directors